EXHIBIT 99.1

FOR IMMEDIATE RELEASE:

Frederick’s of Hollywood Group Inc. Reports
Fiscal 2010 First Quarter Financial Results
- - -
November same store sales increase by 6%
- - -

New York, New York – December 8, 2009 —Frederick’s of Hollywood Group Inc. (NYSE Amex: FOH) (“Company”) today announced financial results for its fiscal 2010 first quarter ended October 24, 2009.

Fiscal 2010 First Quarter Compared to Fiscal 2009 First Quarter:
•	Net sales decreased 12.6% to $37,208,000 from $42,565,000
o	Total store sales decreased 3.9% while comparable store sales decreased 4.0%
o	Direct sales (catalog and website operations) decreased 10.1%
o	Total wholesale sales decreased 35.4%
•	Gross margin, as a percentage of net sales, decreased to 33.9% from 34.5%
•	Selling, general and administrative expenses decreased by 14.6% to $16,553,000, or 44.5% of sales, from $19,375,000, or 45.5% of sales
•	Net loss applicable to common shareholders was $4,455,000, or $(0.17) per diluted share, compared to a loss of $5,286,000, or $(0.20) per diluted share
•	Adjusted EBITDA was a loss of $2,333,000 compared to a loss of $2,940,000. A reconciliation of GAAP results to Adjusted EBITDA, a non-GAAP measurement, is provided in the accompanying table.

Thomas Lynch, the Company’s Chairman and Chief Executive Officer, stated, “The financial results for the first quarter of fiscal 2010 continue to reflect lower revenue due to weak macro-economic conditions and the significant reduction in our wholesale revenue.  However, our turnaround strategy is on track.  This strategy is aimed at creating greater operating efficiencies and more effectively capitalizing on the Frederick’s of Hollywood brand.  We believe that the short-term and long-term initiatives that are underway will result in a clear path to growth and profitability.”

During the current quarter, the Company reported a same store sales increase of 6% for the month of November and a 2% decrease for the four month period ended November 21, 2009.  The month of November refers to the four weeks ended November 21, 2009, as compared to the four weeks ended November 22, 2008.  Comparable stores data includes results only for the stores operating for at least 12 months.

Non-GAAP Financial Measures
For purposes of evaluating operating performance, the Company uses an Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”) measurement, which is computed as the net loss appearing on the statement of operations less depreciation and amortization, interest, income tax expense, stock compensation expense and deferred rent.  Adjusted EBITDA is used by management to evaluate the operating performance of the Company’s business for comparable periods.  Adjusted EBITDA should not be used by investors or other third parties as the sole basis for formulating investment decisions as it excludes a number of important cash and non-cash recurring items.

While Adjusted EBITDA is a non-GAAP measurement, management believes that it is an important indicator of operating performance because:

•	Adjusted EBITDA excludes the effects of financing and investing activities by eliminating the effects of interest and depreciation costs; and

•
Other significant items, while periodically affecting the Company’s results, may vary significantly from period to period and have a disproportionate effect in a given period, which affects the comparability of results.

	Three Months Ended
	October 24, 2009	October 25, 2008
Net loss applicable to common shareholders	$(4,455)	$(5,286)
Net loss applicable to common shareholders	$(4,455)	$(5,286)
Depreciation and amortization	1,395	1,470
Interest	361	428
Income tax expense	24	20
Stock compensation expense	191	242
Deferred rent	151	186
Adjusted EBITDA	$(2,333)	$(2,940)

Forward Looking Statement
Certain of the matters set forth in this press release are forward-looking and involve a number of risks and uncertainties.  These statements are based on management’s current expectations or beliefs.  Actual results may vary materially from those expressed or implied by the statements herein.  Among the factors that could cause actual results to differ materially are the following: competition; business conditions and industry growth; rapidly changing consumer preferences and trends; general economic conditions; large variations in sales volume with significant customers; addition or loss of significant customers; continued compliance with government regulations; loss of key personnel; labor practices; product development; management of growth, increases in costs of operations or inability to meet efficiency or cost reduction objectives; timing of orders and deliveries of products; foreign government regulations and risks of doing business abroad; and the other risks that are described from time to time in Frederick’s of Hollywood Group Inc.’s SEC reports.  Frederick’s of Hollywood Group Inc. is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

About Frederick’s of Hollywood Group Inc.
Frederick’s of Hollywood Group Inc. conducts its business through its multi-channel retail division and wholesale division.  Through our multi-channel retail division, we primarily sell women’s intimate apparel and related products under our proprietary Frederick’s of Hollywood® brand through 132 specialty retail stores nationwide, our world-famous catalog and an online shop at www.fredericks.com.  With its exclusive product offerings including Seduction by Frederick’s of Hollywood and the Hollywood Extreme Cleavage® bra, Frederick’s of Hollywood is the Original Sex Symbol®.  Through our wholesale division, we design, manufacture, source, distribute and sell women’s intimate apparel, including sleepwear, robes, leisurewear and daywear, to mass retailers, specialty and department stores, discount retailers, national and regional chains and direct mail catalog marketers throughout the United States and Canada.  Current collections include the Cinema Etoile® premium line of intimate apparel and our wholesale line of apparel sold as private label programs.

Our press releases and financial reports can be accessed on our corporate website at www.fohgroup.com.

This release is available on the KCSA Strategic Communications Web site at www.kcsa.com.

CONTACT:
Frederick’s of Hollywood Group Inc.
Thomas Rende, CFO
(212) 798-4700

Investor Contacts:
Todd Fromer / Garth Russell
KCSA Strategic Communications
212-896-1215 / 212-896-1250
tfromer@kcsa.com / grussell@kcsa.com

FREDERICK’S OF HOLLYWOOD GROUP INC.
CONSOLIDATED BALANCE SHEETS
(In Thousands, Except Share Data)

	October 24,	July 25,
	2009	2009
	(Unaudited)	(Audited)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$306	$555
Accounts receivable	5,406	2,643
Income tax receivable	93	172
Merchandise inventories	23,649	21,836
Prepaid expenses and other current assets	3,364	2,543
Deferred income tax assets	2,576	3,117
Total current assets	35,394	30,866

PROPERTY AND EQUIPMENT, Net	19,854	20,663
INTANGIBLE AND OTHER ASSETS	25,925	26,108
TOTAL ASSETS	$81,173	$77,637

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Revolving credit and bridge facilities	$14,931	$9,245
Accounts payable and other accrued expenses	26,612	24,415
Total current liabilities	41,543	33,660

DEFERRED RENT AND TENANT ALLOWANCES	4,958	4,707
LONG TERM DEBT – related party	13,538	13,336
OTHER	6	16
DEFERRED INCOME TAX LIABILITIES	11,612	12,153
TOTAL LIABILITIES	71,657	63,872

PREFERRED STOCK, $.01 par value – authorized, 10,000,000 shares at October 24, 2009 and July 25, 2009; issued and outstanding 3,629,325 shares of Series A preferred stock at October 24, 2009 and July 25, 2009	7,500	7,500

COMMITMENTS AND CONTINGENCIES	-	-

SHAREHOLDERS’ EQUITY:
Common stock, $.01 par value – authorized, 200,000,000 shares at October 24, 2009 and July 25, 2009; issued and outstanding 26,409,217 shares at October 24, 2009 and 26,394,158 shares at July 25, 2009	264	263
Additional paid-in capital	60,647	60,444
Accumulated deficit	(58,830)	(54,375)
Accumulated other comprehensive loss	(65)	(67)
TOTAL SHAREHOLDERS’ EQUITY	2,016	6,265
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$81,173	$77,637

FREDERICK’S OF HOLLYWOOD GROUP INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In Thousands, Except Per Share Amounts)

	Three Months Ended
	October 24, 2009	October 25, 2008
Net sales	$37,208	$42,565
Cost of goods sold, buying and occupancy	24,606	27,887
Gross profit	12,602	14,678
Selling, general and administrative expenses	16,553	19,375
Operating loss	(3,951)	(4,697)
Interest expense, net	361	428
Loss before income tax provision	(4,312)	(5,125)
Income tax provision	24	20
Net loss	(4,336)	(5,145)
Less: Preferred stock dividends	119	141
Net loss applicable to common shareholders	$(4,455)	$(5,286)

Basic net loss per share	$(0.17)	$(0.20)

Diluted net loss per share	$(0.17)	$(0.20)

Weighted average shares outstanding – basic	26,407	26,171
Weighted average shares outstanding – diluted	26,407	26,171

# # #